Contingencies	12 Months Ended
Dec. 31, 2020
Contingencies
Contingencies

21. Contingencies

Camsing Incident

As disclosed in Note 16, the Group offerd a voluntary settlement plan in 2020 to all affected Camsing investors, and as of December 31, 2020, approximately 67.5% of the Camsing investors had accepted the settlement plan, representing approximately 70% of the total outstanding investments of RMB3.4 billion under the Camsing Products. The Group currently has no new settlement plan for the remaining unsettled investors, but would not preclude reaching settlements in the future with similar terms. The Group estimated the probable amount of future settlement taking into consideration of possible forms of settlement and estimated acceptable level, and recorded it as a contingent liability in the amount of RMB530.4 million as of December 31, 2020.

As of December 31, 2020, 15 investors initiated legal proceedings against Shanghai Gopher and/or its affiliates, with an aggregate claim amount over RMB58 million. The Group is of the view that these proceedings will not have a material adverse effect on the Group's business. As the date of this report, the management has assessed, based on its PRC legal counsels’ advices, the Group cannot reasonably predict the timing or outcomes of, or estimate the amount of loss, or range of loss, if any, related to the pending legal proceedings.

Others

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. Other than those related to the Camsing Incident, the Group does not have any pending legal or administrative proceedings to which the Group is a party that will have a material effect on its business or financial condition.